UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2024

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Quince Orchard Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Novavax, Inc. (“Novavax”) is aware of an analyst report published on October 1, 2024, which referred to discussions with Novavax’s management regarding, among other things, the anticipated U.S. market for COVID-19 vaccination for the 2024-2025 vaccination season. Novavax would like to clarify that while it has anticipated the COVID-19 vaccination market in the U.S. will be similar to last year, it has neither updated nor reaffirmed its full year 2024 financial guidance issued on August 8, 2024.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements, including statements related to the anticipated U.S. market for COVID-19 vaccination for the 2024-2025 vaccination season. Generally, forward-looking statements can be identified through the use of words or phrases such as “believe,” “may,” “could,” “will,” “would,” “possible,” “can,” “estimate,” “continue,” “ongoing,” “consider,” “anticipate,” “intend,” “seek,” “plan,” “project,” “expect,” “should,” “would,” “aim,” or “assume,” the negative of these terms, or other comparable terminology, although not all forward-looking statements contain these words.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Novavax’s current beliefs and expectations about the future of its business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements involve estimates, assumptions, risks, and uncertainties that could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, and, therefore, you should not place considerable reliance on any such forward-looking statements. These risks and uncertainties include, without limitation, Novavax’s and Sanofi Pasteur, Inc.’s (“Sanofi’s”) ability to successfully implement their partnership, including the ability to transition key processes and effect technology transfers, Novavax’s ability to successfully and timely manufacture, distribute, or market its updated 2024-2025 formula COVID-19 vaccine including as a single dose vial or pre-filled syringe product presentation for the 2024-2025 vaccination season and its ability to receive a Biologics License Application from the U.S. Food and Drug Administration for the 2024-2025 vaccination season; challenges related to Novavax’s new partnership with Sanofi; challenges satisfying, alone or together with partners, various safety, efficacy, and product characterization requirements, including those related to process qualification, assay validation and stability testing, necessary to satisfy applicable regulatory authorities; challenges or delays in obtaining regulatory authorization for its product candidates, including its updated COVID-19 vaccine in time for the 2024-2025 vaccination season or for future COVID-19 variant strain changes; manufacturing, distribution or export delays or challenges; Novavax's substantial dependence on Serum Institute of India Pvt. Ltd. and Serum Life Sciences Limited for co-formulation and filling and PCI Pharma Services for finishing Novavax’s COVID-19 vaccine and the impact of any delays or disruptions in their operations on the delivery of customer orders; difficulty obtaining scarce raw materials and supplies, including for its proprietary adjuvant; resource constraints, including human capital and manufacturing capacity; potential regulatory actions; challenges in implementing Novavax’s global restructuring and cost reduction plan and additional cost reduction program; Novavax’s ability to timely deliver doses; challenges in obtaining commercial adoption and market acceptance of its updated 2024-2025 formula COVID-19 vaccine or any COVID-19 variant strain containing formulation; challenges meeting contractual requirements under agreements with multiple commercial, governmental, and other entities, including requirements to deliver doses that may require Novavax to refund portions of upfront and other payments previously received or result in reduced future payments pursuant to such agreements and challenges in amending or terminating such agreements; challenges related to the seasonality of vaccinations against COVID-19; challenges related to the demand for vaccinations against COVID-19; and those other risk factors identified in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of Novavax's Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent Quarterly Reports on Form 10-Q, as filed with the Securities and Exchange Commission (“SEC”). Novavax cautions investors not to place considerable reliance on forward-looking statements contained in this Current Report on Form 8-K. Investors are encouraged to read Novavax’s filings with the SEC, available at www.sec.gov and www.novavax.com, for a discussion of these and other risks and uncertainties. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this Current Report on Form 8-K, and Novavax undertakes no obligation to update or revise any of the statements. Novavax’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

The information in Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. In addition, the contents of Novavax’s website are not incorporated by reference into this Current Report on Form 8-K and you should not consider information provided on Novavax’s website to be part of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAVAX, INC.

Date: October 2, 2024	By:	/s/ Mark J. Casey
	Name:	Mark J. Casey
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary